Exhibit 8.1

Our principal subsidiaries as of December 31, 2017, are listed below. All other subsidiaries, if considered in the aggregate, would not constitute a significant subsidiary under Rule 1-02(w) of Regulation S-X.

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
United States
Added Value LLC	California
AKQA, Inc.	California
Mirum LLC	California
Possible Worldwide, LLC	California
A. Eicoff & Company, Inc.	Delaware
Acceleration eMarketing Inc	Delaware
Action Exchange, LLC	Delaware
ARCTOUCH LLC	Delaware
Benenson Strategy Group, LLC	Delaware
Bottle Rocket LLC	Delaware
Burson-Marsteller, LLC	Delaware
Catalyst Online LLC	Delaware
CHI Wunderman Partnership LLC	Delaware
CMI Media, LLC	Delaware
Competitive Media Reporting, LLC	Delaware
DeepLocal Inc.	Delaware
Essence Global LLC	Delaware
Finsbury LLC	Delaware
Grey Global Group LLC	Delaware
Group M Worldwide, LLC	Delaware
Group SJR LLC	Delaware
GTB Agency, LLC	Delaware
Hill and Knowlton Strategies, LLC	Delaware
Hogarth Worldwide Inc.	Delaware
International Meetings & Science LLC	Delaware
J. Walter Thompson Company LLC	Delaware
J. Walter Thompson U.S.A., LLC	Delaware
Kantar Health LLC	Delaware
Kantar LLC	Delaware
Kantar Retail, LLC	Delaware
KBM Group LLC	Delaware
Landor, LLC	Delaware
Lightspeed, LLC	Delaware
Marketing Direct LLC	Delaware
Marketplace Ignition, LLC	Delaware
Mediacom Worldwide LLC	Delaware
Metavision Media, LLC	Delaware
Ogilvy Commonhealth Worldwide LLC	Delaware
Ogilvy Public Relations Worldwide LLC	Delaware
Penn, Schoen & Berland Associates, LLC	Delaware

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
PERQ/HCI, LLC	Delaware
Pierry, Inc	Delaware
Possible Mobile, LLC	Delaware
Promotion Execution Partners, LLC	Delaware
Rasor Holdings LLC	Delaware
RB/TDM Holdings, LLC	Delaware
Rockfish Interactive LLC	Delaware
Spafax Networks LLC	Delaware
Sudler & Hennessey, LLC	Delaware
Swift + POSSIBLE LLC	Delaware
Taxi Inc.	Delaware
Team Garage LLC	Delaware
The Exchange Lab Inc	Delaware
The Futures Company Worldwide LLC	Delaware
The Glover Park Group, LLC	Delaware
The Lacek Group LLC	Delaware
The Ogilvy Group, LLC	Delaware
The Seattle Wunderman Network, LLC	Delaware
Viscira, LLC	Delaware
Wavemaker Global LLC	Delaware
WPP Clapton Square, LLC	Delaware
WPP Group Holdings Corp. II	Delaware
WPP Group U.S. Finance LLC	Delaware
WPP Group USA, Inc	Delaware
WPPIH 2001, Inc.	Delaware
Wunderman Data Management, LLC	Delaware
Xaxis US, LLC	Delaware
Xaxis, LLC	Delaware
Young & Rubicam LLC	Delaware
Reese Communications Companies, Inc.	District of Columbia
VML, LLC	Missouri
Wunderman Worldwide, LLC	Nevada
Geometry Global LLC	New York
GHG GreyHealth Group LLC	New York
GWE LLC	New York
Mindshare USA, LLC	New York
Ogilvy & Mather Worldwide, LLC	New York
WPP Montagu Square LLC	New York
SET Management, LLC	Oregon
Public Strategies, Inc.	Texas

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
Non-US
MindShare Argentina S.A.	Argentina
Active Sites Alive Pty Limited	Australia
M Media Group Pty Ltd	Australia
Mediacom Australia Pty Limited	Australia
Ogilvy & Mather (Sydney) Pty Limited	Australia
Ogilvy Public Relations Worldwide Pty Limited	Australia
Taylor Nelson Sofres Australia Pty Limited	Australia
The Brand Agency Pty Limited ATF Brand Agency Unit Trust	Australia
Wavemaker Australia Pty Limited	Australia
WPP AUNZ LIMITED	Australia
MediaCom – die Kommunikationsagentur GmbH	Austria
J Walter Thompson Middle East and North Africa E.C.	Bahrain
GroupM Belgium SA	Belgium
FBIZ Comunicacao Ltda	Brazil
GPAT S.A.—Propaganda e Publicidade	Brazil
IBOPE Monitor de Meios Publicitários Ltda.	Brazil
IBOPE Monitor de Verificação Publicitária Ltda	Brazil
J Walter Thompson Publicidade Ltda	Brazil
KANTAR IBOPE Participações Ltda.	Brazil
KANTAR IBOPE Pesquisa de Mídia Ltda.	Brazil
Maristela Mafei Participações S.A.	Brazil
Mídia 123 Serviços de Publicidade Via Internet Ltda.	Brazil
Ogilvy & Mather Brasil Comunicação Ltda	Brazil
WPP Ideal Participações Ltda	Brazil
WPP Pmweb Participações Ltda	Brazil
Y&R Propaganda Ltda	Brazil
Blast Radius Inc.	Canada
Entreprise de Communications Tank Inc.	Canada
J. Walter Thompson Company Limited La Compagnie J. Walter Thompson Limitee	Canada
Mediacom Canada	Canada
MindShare Canada	Canada
Wavemaker Canada Inc.	Canada
WPP Group Canada Finance, Inc.	Canada
Always (Shanghai) Marketing Services Co Ltd	China
Beijing Benpao Century Technology Development Co., Ltd.	China
Neo@ogilvy	China
Blue Hive Shanghai Advertising Co Ltd	China
GroupM (Shanghai) Advertising Co. Ltd	China
GroupM Market Advertising Co. Ltd.	China

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
Guangzhou Dawson Marketing Communication Co. Ltd	China
Hill & Knowlton (China) Public Relations Co Ltd	China
J.Walter Thompson Bridge Advertising Co. Ltd.	China
Kinetic Advertising (Shanghai) Co. Ltd	China
Millward Brown ACSR Co. Ltd	China
Shanghai Easycom Advertising Co., Ltd.	China
Shanghai Linjie Marketing Services Co. Ltd.	China
Shanghai Ogilvy & Mather Advertising Ltd	China
Sinotrust International Information & Consulting (Beijing) Co. Ltd.	China
MediaCom Praha s.r.o.	Czech Republic
WAVEMAKER Czech s.r.o.	Czech Republic
Dis/Play AS	Denmark
MediaCom Danmark A/S	Denmark
Millward Brown ApS	Denmark
WPP Holding Denmark A/S	Denmark
Wunderman A/S	Denmark
CT Finances SA	France
Kantar SAS	France
KR MEDIA France SAS	France
MEC SAS	France
Mediacom Paris SA	France
Ogilvy & Mather S.A.S	France
Regional Management Group SAS	France
Sofres Asia Pacific SAS	France
Taylor Nelson Sofres SAS	France
Commarco GmbH 120274	Germany
EMNID Gesellschaft mit beschränkter Haftung	Germany
Essence Global Germany GmbH	Germany
Geometry Global GmbH	Germany
GREY Düsseldorf GmbH	Germany
GroupM Competence Center GmbH	Germany
HERING SCHUPPENER Healthcare Unternehmensberatung für Gesundheitskommunikation GmbH	Germany
Hirschen Group GmbH	Germany
Kantar Deutschland GmbH	Germany
Kantar Live GmbH	Germany
Mather Direct GmbH	Germany
MediaCom Agentur für Media-Beratung GmbH	Germany
Mindshare GmbH	Germany
PATH GmbH	Germany
plista GmbH	Germany
Syzygy AG	Germany

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
thjnk ag	Germany
Wavemaker GmbH	Germany
WPP Deutschland Holding GmbH & Co. KG	Germany
WPP Marketing Communications Germany GmbH	Germany
Young & Rubicam Group Germany GmbH	Germany
Agenda Group (Asia) Limited	Hong Kong
BATES CHINA LIMITED	Hong Kong
GroupM Limited	Hong Kong
MindShare Hong Kong Limited	Hong Kong
Ogilvy & Mather Marketing Communications Limited	Hong Kong
Wavemaker Hong Kong Limited	Hong Kong
WPP Marketing Communications (Hong Kong) Limited	Hong Kong
AnalyticsQuotient Services India Private Limited	India
Encompass Events Private Ltd	India
GroupM Media India Pvt Ltd	India
Hindustan Thompson Associates Private Limited	India
MediaCom Communications Pvt Ltd	India
Mediaedge:cia India Pvt Ltd	India
Ogilvy & Mather Pvt Ltd	India
TNS India Private Limited	India
Millward Brown Ireland Ltd	Ireland
WPP Ireland Limited	Ireland
FAST Srl	Italy
GroupM Srl	Italy
Mediacom Italia Srl	Italy
Mindshare SpA	Italy
Sentrix Global Health Communications Srl	Italy
Wavemaker Italia S.r.l.	Italy
Wavemaker Maxus S.r.l.	Italy
Xtel Srl	Italy
Geometry Global Japan GK	Japan
GroupM Japan KK	Japan
J Walter Thompson Japan GK	Japan
WPP Scangroup Limited	Kenya
WPP Luxembourg Gamma Three Sarl	Luxembourg
WPP Luxembourg Sarl	Luxembourg
WPP Business Services Sdn. Bhd.	Malaysia
WPP Marketing Communications (Malaysia) Sdn Bhd	Malaysia
MindShare de México, S.A. de C.V.	Mexico
Mirum, S.A. de C.V.	Mexico
The GroupM ESP Clever Company S.R.L. de C.V.	Mexico
The GroupM ESP Trading Company, S.R.L. de C.V.	Mexico

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
Worldwide Mediacom México, S.A. de C.V.	Mexico
WPP México, S. de R.L. de C.V.	Mexico
Berkeley Square Holding BV	Netherlands
Cavendish Square Holding BV	Netherlands
Greenhouse Group B.V.	Netherlands
GroupM B.V.	Netherlands
Lightspeed Research B.V.	Netherlands
MediaCom B.V.	Netherlands
Millward Brown/Centrum BV	Netherlands
Russell Square Holding BV	Netherlands
Taylor Nelson Sofres BV	Netherlands
WPP Purgos Two B.V.	Netherlands
WPP Square one B.V	Netherlands
WPP Holdings (New Zealand) Limited	New Zealand
MediaCom AS (Norway)	Norway
GroupM Pakistan (Private) Ltd	Pakistan
Memac Ogilvy & Mather Holding Inc.	Panama
MediaCom—Warszawa Sp.z.o.o.	Poland
MindShare Polska Sp. z.o.o.	Poland
Wavemaker Sp.z.o.o	Poland
M/SIX, Lda.	Portugal
Mediaedge:CIA—Servicos Publicitarios Ltda	Portugal
Diamond Ogilvy LLC	Republic of Korea
Kantar Korea Ltd	Republic of Korea
LLC ‘GroupM’	Russia
LLC ‘MEC’	Russia
LLC ‘Mindshare’	Russia
Mediacom LLC (Russia)	Russia
Mindshare For Advertising and Promotion Company L.L.C (Moshaarakat Al Ryee)	Saudi Arabia
GroupM Asia Pacific Holdings Pte Ltd	Singapore
GroupM Singapore Pte Ltd	Singapore
Ogilvy & Mather (Singapore) Private Ltd	Singapore
Grey Group South Africa (Proprietary) Limited	South Africa
Kantar South Africa (Pty) Limited	South Africa
Mindshare South Africa (Gauteng) (Proprietary) Limited	South Africa
Ogilvy and Mather Johannesburg (Proprietary) Limited	South Africa
Wavemaker (Pty) Ltd	South Africa
GroupM Publicidad Worldwide SA	Spain
Kantar Media S.A.	Spain
Maxus Spain SL	Spain
Mediacom Iberia SA	Spain
Mindshare Spain SA	Spain
Taylor Nelson Sofres S.A. (in Spain)	Spain
The Cocktail Global, S.L.	Spain

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
Wavemaker Publicidad Spain S.L.	Spain
WPP Holdings Spain, S.L.	Spain
WPP SERVICES SPAIN SL	Spain
TNS Sifo AB	Sweden
Mediacom AG	Switzerland
Wavemaker Taiwan Ltd	Taiwan
WPP (Thailand) Ltd	Thailand
MediaCom Istanbul Medya Hizmetleri A.S.	Turkey
Mindshare Medya Hizmetleri A.S.	Turkey
Wavemaker İletişim Planlama Hizmetleri Limited Şirketi	Turkey
Asdaa Advertising FZ LLC	United Arab Emirates
MEC MENA FZ LLC	United Arab Emirates
Memac Ogilvy & Mather LLC	United Arab Emirates
Mindshare Advertising LLC	United Arab Emirates
Added Value Limited	United Kingdom
AKQA Limited	United Kingdom
Beaumont Square	United Kingdom
Chi & Partners Limited	United Kingdom
Cognifide Limited	United Kingdom
Cordiant Communications Group Limited	United Kingdom
Design Bridge Limited	United Kingdom
Dialogue Marketing Partnership Limited	United Kingdom
EffectiveBrands Limited	United Kingdom
Enduring Organisation Three	United Kingdom
Essence Global Group Limited	United Kingdom
G2 Branding and Design Limited	United Kingdom
GMT+0 Limited	United Kingdom
Grey Advertising Limited	United Kingdom
GroupM UK Digital Limited	United Kingdom
GROUPM UK Ltd	United Kingdom
Hill & Knowlton Limited	United Kingdom
Hogarth Worldwide Limited	United Kingdom
J. Walter Thompson Group Limited	United Kingdom
Kantar Media UK Ltd	United Kingdom
Kantar Retail UK Limited	United Kingdom
Kantar UK Limited	United Kingdom
Kinetic Worldwide Limited	United Kingdom
KR Media UK Limited	United Kingdom
Lightspeed Research Ltd	United Kingdom

COMPANY NAME	JURISDICTION UNDER WHICH ORGANISED
Maxus Communications (UK) Limited	United Kingdom
MediaCom Group Limited	United Kingdom
Mediacom North Limited	United Kingdom
Mediaedge:CIA Worldwide Limited	United Kingdom
Millward Brown UK Limited	United Kingdom
Mindshare Media UK Limited	United Kingdom
Mortimer Square Limited	United Kingdom
Motion Content Group Limited	United Kingdom
MSIX Communications Limited	United Kingdom
Newcrosse Limited	United Kingdom
Ogilvy & Mather Group (Holdings) Limited	United Kingdom
Ogilvyone Business Limited	United Kingdom
Outrider Limited	United Kingdom
Potato London Ltd	United Kingdom
Precise Media Monitoring Limited	United Kingdom
Research International Group Limited	United Kingdom
Salmon Limited	United Kingdom
SCI Scientific Communications and Information UK Ltd	United Kingdom
Spafax Airline Network Limited	United Kingdom
Stickleback Limited	United Kingdom
Superunion Limited	United Kingdom
The Finsbury Group Limited	United Kingdom
TNS Group Holdings Limited	United Kingdom
TNS-NFO US	United Kingdom
Wavemaker Global Limited	United Kingdom
Wavemaker Limited	United Kingdom
WPP 2005 Limited	United Kingdom
WPP AMC Holdings	United Kingdom
WPP Beans Limited	United Kingdom
WPP Finance Co. Limited	United Kingdom
WPP Group (UK) Ltd	United Kingdom
WPP Investments Limited	United Kingdom
WPP Jubilee Limited	United Kingdom
WPP Ottawa Ltd	United Kingdom
WPP Sparkle Limited	United Kingdom
WPP Unicorn Limited	United Kingdom
Young & Rubicam Development (Holdings) Limited	United Kingdom
Young & Rubicam Group Limited	United Kingdom
Young & Rubicam Holdings (UK) Limited	United Kingdom
WPP Media Ltd	Vietnam

4